UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 19, 2005

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	1-143	38-0572515

(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS
SIGNATURES

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

     The following charts were furnished to securities analysts in connection with General Motors Corporation’s (GM) earnings release this morning, Wednesday, January 19, 2005.

In the presentation that follows and in related comments by General Motors management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "goal", "project", "priorities/targets" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of and price increases for fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management. GM is recording the remarks and visuals presented today which are copyrighted by GM and may not be reproduced, transcribed, or distributed in any way without the express written consent of General Motors. Therefore, this conference may not be recorded by attendees. We consider your participation to constitute your consent to being recorded today. Additionally, per Regulation G, supplemental financial disclosure is included which provides a quantitative reconciliation of non-GAAP financial disclosures addressed in the context of the following chart set to GM's GAAP financial results and provides definition around non-GAAP terminology addressed. 2004 CY and 4th Quarter Results

2004 CY & 4th Quarter Highlights CY 2004 $6.40 EPS, $3.63 billion Net Income, $193 billion record Revenue On target with original guidance 14% U.S. Pension asset returns, $9.0B U.S. VEBA contributions 3 out of 4 regions post market share gains GMAC & GMAP post record net income GMLAAM back into the black Became Brazil market share leader for first time ever Q4 2004 $1.01 EPS, $569 million Net Income, $51.2 billion Revenue Framework agreement reached on restructuring program for GM in Europe

Priorities $6.00-$6.50 EPS Operating cash flow of $5B Grow share in all regions Regional / Sector Income Targets North America: $1,000 - $1,400M Europe: $0 -$100M LAAM: ($200M) - ($100M) Asia-Pacific: $700 - $800M GMAC: > $2,000M Other Metrics Structural cost: >$500M reduction (Auto Ops.) Capital spending of $7B Material cost reduction: 3.5% GMNA / 3.0% GME 2004 Priorities / Targets * EPS excluding any special items; at current dilution levels * G R Y G G G G G G G Y $1,173M Y ($742M) $85M $729M $2,913M $6.40 $4.2B 3 of 4 $1.0B@ '03 F/X $7.3 B 3.4% / 2.7%

Calendar Year Results - Net Income 2003 2004 2004 Fav/(Unfav) 2003 ---------------- $ Millions ----------------- GMNA $1,156 $1,173 $17 GME (286) (742) (456) GMLAAM (331) 85 416 GMAP 577 729 152 Total Automotive 1,116 1,245 129 GMAC 2,793 2,913 120 Corporate Other (712) (528) 184 Total Net Income 3,197 3,630 428 EPS (excl. special items) 5.62 6.40 0.78 Worldwide Production (000) 8,825 9,095 270 Global Market Share 14.6% 14.5% (0.1) p.p. Refer to Supplemental Chart 1 for reconciliation to GAAP figures

2003 2004 2004 Fav/(Unfav) 2003 ---------------- $ Millions ----------------- GMNA $397 $416 $19 GME (66) (345) (279) GMLAAM (112) 47 159 GMAP 177 117 (60) Total Automotive 396 235 (161) GMAC 630 611 (19) Corporate Other (188) (277) (89) Total Net Income 838 569 (269) EPS (excl. special items) 1.47 1.01 (0.46) Worldwide Production (000) 2,308 2,301 (7) Global Market Share 15.0% 14.2% (0.8) p.p. Fourth Quarter Results - Net Income Refer to Supplemental Chart 2 for reconciliation to GAAP figures

Fourth Quarter Adjustments to Income $ Millions

North America Fourth Quarter Results 2003 2004 2004 Fav/(Unfav) 2003 ----------------- $ Millions ------------------ Pre-Tax Income $442 $322 ($120) Net Income/(Loss) 397 416 19 Net Margin 1.3% 1.4% 0.1 p.p. North America: - Production Volume (000) 1,385 1,277 (108) - Market Share 28.0% 25.7% (2.3) p.p. United States: - Industry SAAR (Mil.) 17.2 17.8 0.6 p.p. - Market Share 28.8% 26.0% (2.8) p.p. - GM Truck Sales as % of Total 57.9% 57.6% (0.3) p.p. - Dealer Inventory (000) 1,205 1,239 34

GMNA Vehicle Revenue Per Unit 2000 CY 2001 CY 2002 CY 2003 CY 2004 CY Q4 '00 Q4 '01 Q4 '02 Q4 '03 Q4 '04 Net Revenue 18095 18722 18698 18992 18991 18220 18923 18538 19311 19698 Net Revenue Gross Revenue Less Sales Incentives Memo: Vehicle Revenue Per Unit excludes such items as impact of daily rental acctg., Service Parts, other outside sales and OnStar Reported Rev/Unit 19,719 20,899 20,321 20,777 20,882 19,970 21,005 19,776 21,204 21,656 Calendar Year Fourth Quarter

Europe Fourth Quarter Results 2003 2004 2004 Fav/(Unfav) 2003 ----------------- $ Millions ------------------ Pre-Tax (Loss) ($199) ($603) ($404) Net Income/(Loss) (66) (345) (279) Net Margin (0.9%) (4.2%) (3.3) p.p. Total Europe: - Production Volume (000) 446 441 (5) - Industry SAAR (Mil.) 20.3 20.9 0.6 - Market Share 9.2% 9.4% 0.2 p.p. Germany: - Industry SAAR (Mil.) 3.5 3.8 0.3 - Market Share 10.0% 10.6% 0.6 p.p. UK: Industry SAAR (Mil.) 3.0 2.9 (0.1) - Market Share 14.1% 13.3% (0.8) p.p. Saab - Global Sales (000) 30.9 32.2 1.3

Latin America, Africa & Middle East Fourth Quarter Results 2003 2004 2004 Fav/(Unfav) 2003 ----------------- $ Millions ------------------ Pre-Tax Income/(Loss) ($188) $63 $251 Net Income/(Loss) (112) 47 159 Net Margin (5.8%) 1.6% 7.4 p.p. Total LAAM: - Production Volume (000) - Industry SAAR (Mil.) 157 3.8 201 4.4 44 0.6 - Market Share 18.1% 18.9% 0.8 p.p. Brazil: - Industry SAAR (Mil.) 1.7 1.8 0.1 - Market Share 24.6% 23.5% (1.1) p.p. Argentina: Industry SAAR (000) 199 281 82 Market Share 12.5% 17.7% 5.2 p.p. South Africa: Industry SAAR (000) 92 120 28 Market Share 12.0% 13.6% 1.6 p.p.

Asia Pacific Fourth Quarter Results 2003 2004 2004 Fav/(Unfav) 2003 ----------------- $ Millions ------------------ Pre-Tax Income $31 $24 ($7) Equity/Minority Interest 164 86 (78) Net Income/(Loss) 177 117 (60) Net Margin 11.5% 5.6% (5.9) p.p. Total Asia-Pacific: - Industry SAAR (Mil.) 16.7 17.9 1.2 - Market Share 5.4% 5.3% (0.1) p.p. China: Industry SAAR (Mil.) 5.2 5.8 0.6 Market Share 9.5% 8.5% (1.0) p.p. Australia: - Industry SAAR (Mil.) 0.9 1.0 0.1 - Market Share 19.9% 19.1% (0.8) p.p. GM- DAT: - Production 124 144 20

GMAC Fourth Quarter Results Net Income 2003 2004 2004 Fav/(Unfav) 2003 ------------- $ Millions -------------- Financing $342 $323 ($19) Insurance 73 68 (5) Mortgage 215 220 5 Total 630 611 (19)

GMAC Sustainable Earnings Financing Operations Impact of rising interest rates partially mitigated by more fixed rate debt U.S. funding mix diversified in response to widening borrowing spreads Strong operational fundamentals (credit losses, off-lease performance) Insurance Operations Top-line growth Favorable loss experience Strong investment portfolio performance Mortgage Group Growing U.S. market share Mortgage servicing rights favorably impacted by rising interest rates Expanding international mortgage operations Fee based income less sensitive to interest rates

Q4'00 Q4'01 Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 Q4'04 Net Liquidity 5.2 4.8 4.8 3.5 -0.7 0.8 1.8 2.5 1.1 4.2 6.5 -2.4 -5.5 -8.9 -7.4 -8.2 -9.2 Gross Cash 13.2 13 13.3 11.8 11.5 17.3 17.6 18.2 17.3 20.6 23.7 29.3 26.9 23.5 25 24.5 23.3 Cum'l. Pension & VEBA Cont 17.3 17.3 18.7 20.1 21.5 23 24.2 $ Billions Gross / Net Liquidity 2 1,2 1 Cash, Mkt. Securities & ST VEBA 2 Excluding Financing Operations

Managerial Cash Flow Summary (Excludes GMAC) a a A reconciliation to GAAP Operating cash flow will be provided at a later date

2005 Priorities / Targets Priorities $4.00 - $5.00 EPS Operating cash flow of $2B** Capital spending of $8B Grow global volume Regional / Sector Income Targets North America: $500M Europe: ($500M) LAAM: $100M Asia-Pacific: $600M GMAC: 3 $2,500M * * EPS excluding any special items; at current dilution levels ** Excludes any one-time items

Q1 Total Vehicle Industry (Mil.) - United States SAAR 16.8 16.8 - Global SAAR 62.3 62.3 Production Estimates (000's) - GMNA 1,250 1,250 - GM Total 2,274 2,274 Earnings Per Share 2005 Q1 Outlook Break-even or better

Supplemental Charts The following supplemental charts are provided to reconcile adjusted financial data comprehended in the primary chart set with GAAP-based data (per GM's financial statements) and/or provide clarification with regard to definition of non-GAAP terminology

Reconciliation to Adjusted Net Revenue, Net Income / EPS CY - 2003 & 2004 S1 *Hughes Net Income ($309), Gain on sale of discontinued operations $1,269 *

Reconciliation to Adjusted Net Revenue, Net Income / EPS Q4 - 2003 & 2004 S2 *Hughes Net Income ($254), Gain on sale of discontinued operations $1,269 *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)
Date: January 19, 2005	By:	/s/PETER R. BIBLE.
(Peter R. Bible, Chief Accounting Officer)